UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  January 13, 2009
(Date of earliest event reported)

NDS Group plc
(Exact name of registrant as specified in its charter)

England and Wales (State or other jurisdiction of incorporation)	000-30364 (Commission File Number)	Not applicable (IRS Employer Identification No.)

One Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex, United Kingdom (Address or principal executive offices)	UB7 0DQ (Zip Code)

Registrant’s telephone number, including area code:	+44 20 8476 8000

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 13, 2009, NDS Group plc (the “Company”) issued a press release announcing the results of the shareholder meeting convened by the High Court of Justice in England and Wales and the subsequent Extraordinary General Meeting relating to the proposed sale of the Company to News Corporation and two subsidiaries of funds advised by Permira Advisers LLP. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit
Number	Description

99.1	Press release issued by NDS Group plc, dated January 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 13, 2009	NDS Group plc

	By:	/s/ Alexander Gersh
Alexander Gersh
Chief Financial Officer

Exhibit Index:

Exhibit Number	Description

99.1	Press release issued by NDS Group plc, dated January 13, 2009